UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2009

Commission	Registrant; State of Incorporation	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
1-5324	NORTHEAST UTILITIES	04-2147929
(a Massachusetts voluntary association) One Federal Street, Building 111-4 Springfield, Massachusetts 01105 Telephone: (413) 785-5871

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY	06-0303850
(a Connecticut corporation) 107 Selden Street Berlin, Connecticut 06037-1616 Telephone: (860) 665-5000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 –	Other Events

Item 8.01.	Other Events.
The Connecticut Light and Power Company (CL&P), a wholly-owned subsidiary of Northeast Utilities (NU), has continued to evaluate its future rate case plans and has determined that it will not file a distribution rate case by mid-2009, as it had previously disclosed was a possibility. CL&P will continue to consider the possibility of filing a distribution rate case later in 2009 or in 2010.
Reference is made to Management’s Discussion and Analysis of Financial Condition and Results of Operation-“Regulatory Developments and Rate Matters” in NU’s and CL&P’s Quarterly Report on Form 10-Q for the period ending September 30, 2008.
[SIGNATURE PAGE TO FOLLOW]

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY (Registrants)
By:	/s/ Randy A.Shoop
	Name:	Randy A. Shoop
	Title:	Vice President and Treasurer

Date: February 9, 2009